UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 8, 2015

JACKSONVILLE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34821	36-4670835
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois		62650
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (217) 245-4111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01.	Other Events.

On December 8, 2015, the Company’s Board of Directors declared a quarterly dividend of $0.08 per share on outstanding common stock of record on December 23, 2015. The quarterly dividend will be payable on January 6, 2016. In addition, the Company’s Board also declared a one-time, special dividend of $1.00 per share on outstanding common stock of record on December 23, 2015. This special dividend will be payable on January 12, 2016. A press release containing this announcement is included as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable.

(d)	Exhibit No.	Description
	99.1	Press Release dated December 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

DATE: December 9, 2015	By:	/s/ Richard A. Foss
Richard A. Foss President and Chief Executive Officer

EXHIBIT INDEX

99.1	News release dated December 8, 2015 announcing Jacksonville Bancorp, Inc.’s Quarterly and Special Dividends.